SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 October 26, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                          333-37107-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the September, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                Exhibit No.                     Exhibit

                             1. Monthly Report for the September, 1998 Monthly
                                Period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan
                                Trust 1998-1.


                                                EXHIBIT INDEX

Exhibit

       1.       Monthly Report for the September, 1998 Monthly
                Period relating to the Mortgage Loan Asset-Backed
                Certificates, Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-1

BY:             ADVANTA Mortgage Corp., USA




BY:             /s/ William P. Garland
                William P. Garland
                Senior Vice President
                Loan Service Administration



October 30, 1998

                                                EXHIBIT 1


                ADVANTA Mortgage Loan Trust 1998-1

                           Statement to Certificateholders

                Original        Prior
                Face            Principal
Class           Value           Balance         Interest        Principal      Total
A-1                 143,000,000.    100,603,982.           493,2    10,121,918.      10,615,179.73
A-2                   89,000,000      89,000,000           463,5                          463,541.67
A-3                   64,000,000      64,000,000           334,4                          334,400.00
A-4                   42,000,000      42,000,000           224,7                          224,700.00
A-5                   68,000,000      68,000,000           374,0                          374,000.00
A-6                   50,000,000      50,000,000           267,9                          267,916.67
A-IO                                                       208,3                          208,333.33
A-7                 330,000,000.    287,598,713.        1,437,33    10,847,011.      12,284,348.79
A-8                   44,000,000      44,000,000           228,8                          228,800.00
M-1                   26,000,000      26,000,000           134,1                          134,194.52
M-2                   23,000,000      23,000,000           122,6                          122,671.65
B-1                   21,000,000      21,000,000           121,9                          121,950.38
RS                                                                                                     -

Totals              900,000,000.    815,202,696.        4,411,10    20,968,930.      25,380,036.74

                                                Current         Pass-Through
                Realized        Deferred        Principal       Rates
Class           Losses          Interest        Balance         Current        Next
A-1                                                   90,482,063      5.693800%       5.319400%
A-2                                                   89,000,000      6.250000%       6.250000%
A-3                                                   64,000,000      6.270000%       6.270000%
A-4                                                   42,000,000      6.420000%       6.420000%
A-5                                                   68,000,000      6.600000%       6.600000%
A-6                                                   50,000,000      6.430000%       6.430000%
A-IO                                                                  5.000000%       5.000000%
A-7                                                 276,751,701.      5.803800%       5.429400%
A-8                                                   44,000,000      6.240000%       6.240000%
M-1                                                   26,000,000      5.993800%       5.619400%
M-2                                                   23,000,000      6.193800%       5.819400%
B-1                                                   21,000,000      6.743800%       6.369400%
RS                                                                    0.000000%       0.000000%

Totals                                              794,233,765.45

                                Prior                                                          Current
                                Principal                                                      Principal
Class           CUSIP           Balance         Interest        Principal      Total           Balance
A-1                00755WER3          703.524355        3.449376       70.78265       74.232026     632.741705
A-2                00755WES1                1000        5.208333              0        5.208333           1000
A-3                00755WET9                1000           5.225              0           5.225           1000
A-4                00755WEU6                1000            5.35              0            5.35           1000
A-5                00755WEV4                1000             5.5              0             5.5           1000
A-6                00755WEW2                1000        5.358333              0        5.358333           1000
A-IO               00755WFC5                1000        4.166667              0        4.166667           1000
A-7                00755WEX0          871.511253        4.355566      32.869733       37.225299      838.64152
A-8                00755WEY8                1000             5.2              0             5.2           1000
M-1                00755WEZ5                1000        5.161328              0        5.161328           1000
M-2                00755WFA9                1000         5.33355              0         5.33355           1000
B-1                00755WFB7                1000        5.807161              0        5.807161           1000
RS                 AM9801113                   0               0              0               0              0

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group 1         Principal Balanc      12,052,596        3,701,71      1,549,511           227,7      6,131,258
                % of Pool Balanc        2.65047%        0.81404%       0.34075%        0.05008%       1.34832%
                Number of Loans              227              64             31               4            129
                % of Loans              2.92714%        0.82527%       0.39974%        0.05158%       1.66344%
Group 2         Principal Balanc        9,447,37        2,546,75      1,210,253           476,5    11,382,512.
                % of Pool Balanc        2.63869%        0.71132%       0.33803%        0.13310%       3.17918%
                Number of Loans              133              37             11               5            130
                % of Loans              3.20250%        0.89092%       0.26487%        0.12039%       3.13027%

                                                Loans in Bankrup       Group 1         3,169,919.40
                                                                       Group 2         2,951,117.97
                                                                                       6,121,037.37

General Mortgage Loan Information:
                                                                    Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          464,856,650.    366,391,011.   831,247,661.
Principal Reduction                                                 10,121,918.        8,358,31    18,480,232.
Ending Aggregate Mortgage Loan Balance                             454,734,731.    358,032,697.   812,767,428.

Beginning Aggregate Mortgage Loan Count                                    7918            4259          12177
Ending Aggregate Mortgage Loan Count                                       7755            4153          11908

Current Weighted Average Coupon Rate                                 10.524878%      10.475090%     10.502932%
Next Weighted Average Coupon Rate                                    10.512684%      10.474614%     10.495914%

Mortgage Loan Principal Reduction Information:
                                                                    Group I        Group II         Total
Scheduled Principal                                                      666,92           264,7         931,63
Curtailments
Prepayments                                                           9,454,992        8,093,60    17,548,597.
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                           10,121,918.        8,358,31    18,480,232.

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             193,69           152,6         346,35
Less: Amounts to Cover Interest Shortfalls                                  4,3                            4,8
Less: Delinquent Service Fees                                              40,8            32,0           72,9
Collected Servicing Fees for Current Period:                             148,46           120,1         268,64

Advanced Principal                                                         61,9            10,1           72,1
Advanced Interest                                                        877,03           672,0      1,549,057

                                Other           Subordination
                Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
                Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class           Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                     8,470,88
A-2
A-3
A-4
A-5
A-6
A-IO
A-7                     9,077,70
A-8
M-1
M-2
B-1


Total                 17,548,597

                                                     Prior                         Current         Target
                     Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
                 Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
                    Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I               N/A             N/A               7,252,66                       7,252,66      7,252,668
Group II               NO          23.440691%           8,792,29      2,488,697      11,280,995    12,008,191.

Total                                                 16,044,965      2,488,697      18,533,663    19,260,859.

                Beginning       Ending
                Balance         Balance

Component I           44,000,000      44,000,000.00
Component II        243,598,713.    232,751,701.60

                                                                Group I        Group II        Total
Insured Payment                                                            0.00            N/A            0.00
Pool Rolling six month delinquency rate                                    N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - average balance                     N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - current balance                    0.00%           0.00%          0.00%
60+ day Delinquent loans (excluding f/c, reo & bankruptcy)         5,251,230.93    3,757,007.06   9,008,237.99
Book Value of REO loans                                               94,993.00      670,379.00     765,372.00


TOTAL AVAILABLE FUNDS:
                Current Interest Collected:                           5,653,488.54

                Principal Collected:                                18,408,116.11

                Insurance Proceeds Received:                                          -

                Net Liquidation Proceeds:                                             -

                Delinquency Advances on Mortgage Interest:            1,549,057.25

                Delinquency Advances on Mortgage Principal                 72,116.82

                Substitution Amounts:                                                 -

                Trust Termination Proceeds:                                           -

                Investment Earnings on Certificate Account:                24,727.50

                Capitalized Interest Requirement:                                     -

                Pre-Funding Account:                                                  -

                Sum of the Above Amounts:                                            25,707,506.22

LESS:

                Servicing Fees (including PPIS):                         273,450.59

                Dealer Reserve:                                                       -

                Trustee Fees:                                               5,541.65

                Insurance Premiums:                                        48,477.22

                Reimbursement of Delinquency Advances:                                -

                Reimbursements of Servicing Advances:                                 -

                Total Reductions to Available Funds Amount:                               327,469.46

                Total Available Funds:                                                             25,380,036.